U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011

CELANESE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (or other jurisdiction of incorporation)	001-32410 (Commission File Number)	98-0420726 (IRS Employer Identification No.)

1601 West LBJ Freeway, Dallas, Texas 75234-6034

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

Not Applicable

 (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.                      Regulation FD Disclosure

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On April 13, 2011, Celanese US Holdings LLC, a wholly-owned subsidiary of Celanese Corporation, announced via press release the results of its offer to exchange up to $600.0 million principal amount of newly issued 6 5/8% Senior Notes Due 2018, registered under the Securities Act of 1933, for a like principal amount of its outstanding, privately placed 6 5/8% Senior Notes Due 2018.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.                      Financial Statements and Exhibits

The information contained in this Item 9.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated April 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

By: /s/ James R. Peacock III
Name: James R. Peacock III
Title: Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: April 13, 2011

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated April 13, 2011